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                                                                   EXHIBIT 1.1

                                     AMERCO

                                 Debt Securities

                    UNDERWRITING AGREEMENT -- BASIC PROVISIONS

                                                            ________ __, 1996

                  1. Introductory. AMERCO, a Nevada corporation (the "Company"), proposes to issue and sell from time to time senior debt securities (the "Securities") registered under the registration statement referred to in Section 2(a) hereof. The Securities will be issued under one or more indentures (as amended or supplemented from time to time, an "Indenture" and collectively, the "Indentures"), more particularly described in a Terms Agreement, between the Company and the trustee or trustees named therein (the "Trustee(s)"), in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms, with all such terms for any particular series of the Securities being determined at the time of sale. The Securities will be sold pursuant to a Terms Agreement, for resale in accordance with terms of offering determined at the time of sale.

                  The firm or firms which agree to purchase the Securities are hereinafter referred to as the "Underwriters" of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives," as used in this Agreement, shall mean the Underwriters.

                  2. Representations and Warranties of the Company. The Company represents and warrants as of the date of this Agreement as follows:

                  (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and a registration statement on Form S-3 (File No. 333-10119) with respect to the Securities has (i) been prepared by the Company in conformity with the requirements of the Securities Act and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and (ii) been filed with the Commission under the Securities Act. Such registration statement has become effective under the Securities Act. If any post-effective amendment to such registration statement has been filed with the Commission prior to the date of the applicable Terms Agreement, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement and any amendments thereto have been delivered by the Company to the Representatives.

                  As used in this Agreement, "Effective Time" means the
         date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time. As provided in Section 4(a), a prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the Securities Act. In addition, a preliminary prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof and the other matters set forth therein also may be prepared and filed pursuant to Rule 424 under the Securities Act. Such prospectus supplement, in the form filed on or after the date of this Agreement pursuant to Rule 424, is referred to in this Agreement as the "Prospectus Supplement," and any such preliminary prospectus supplement in the form filed
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         after the date of this Agreement pursuant to Rule 424 is referred to as the "Preliminary Prospectus Supplement." Any prospectus accompanied by a Preliminary Prospectus Supplement is referred to in this Agreement, collectively with such Preliminary Prospectus Supplement, as a "Preliminary Prospectus." The registration statement referred to in this Section 2(a), as amended at the time of the Terms Agreement, including the exhibits thereto, the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any exhibits thereto, that are incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents"), and including the information, if any, deemed to be a part of the registration statement pursuant to Rule 430A(b) under the Securities Act, is called the "Registration Statement"; and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is called the "Prospectus," except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the Incorporated Documents.

                  The Commission has not issued any order suspending the effectiveness of the Registration Statement, and no stop order has been issued or threatened by the Commission.

                  (b) The Registration Statement conformed, on the Effective Date or (with respect to Incorporated Documents) on the date of filing thereof with the Commission, in all material respects to the requirements of the Securities Act and the Rules and Regulations, and the Registration Statement on the Effective Date did not contain and on the Closing Date will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date of the applicable Terms Agreement, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Prospectus will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and the Prospectus on such dates did not contain and on the Closing Date will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on the Effective Date and the Closing Date, respectively, the Indenture conformed and will conform in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations thereunder; provided that no representation or warranty is made as to (i) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein (which information shall be determined as set forth in Section 7(b)) or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act.

                  (c) Price Waterhouse LLP, whose report is incorporated by reference in the Prospectus, are independent certified public accountants as required by the Securities Act. The financial statements and schedules (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial condition, results of operations and changes in financial condition of the entities
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         purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles.

                  (d) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole; and none of the subsidiaries of the Company, other than those so identified in the Terms Agreement, is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

                  (e) All of the issued shares of capital stock of each significant subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (f) Each of this Agreement and the Terms Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms.

                  (g) Except as described in or contemplated by the Prospectus, there has not been any material adverse change in, or adverse development which materially affects, the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, from the date as of which information is given in the Prospectus.

                  (h) Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries, or any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound, or to which any of their properties is subject, where the effect of such violation or default would have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. The execution and delivery, fulfillment and consummation of the transactions contemplated by this Agreement, the Term Agreement, the Securities, the Indenture and the Supplemental Indenture will not conflict with or constitute a breach of, or default (with the passage of time or otherwise) under, or result in the imposition of a lien on any properties of the Company or any of its subsidiaries, or an acceleration of indebtedness pursuant to, the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries, or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, or any law, rule, administrative regulation, order or decree of any court or any governmental agency
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         or body having jurisdiction over the Company, any of its subsidiaries or any of their respective properties. Except for the orders of the Commission declaring the Registration Statement effective under the Securities Act and permits and similar authorizations required under the securities or "Blue Sky" laws of certain jurisdictions, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement, the Terms Agreement, the Securities, the Indenture and the Supplemental Indenture.

                  (i) Subsequent to the respective dates as of which information is given in the Registration Statement, any Preliminary Prospectus and Prospectus and prior to the Closing Date, neither the Company nor any of its subsidiaries has incurred or will have incurred any liabilities or obligations for borrowed money, direct or contingent, or entered into any transactions, not in the ordinary course of business which would have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

                  (j) The Company and each of its subsidiaries owns, or has valid rights to use in the manner currently used or proposed to be used, all items of real and personal property which are material and which they reasonably believe are necessary to the business of the Company and its subsidiaries taken as a whole (including without limitation all U-Haul Centers, manufacturing facilities, assembly facilities and service centers described or referred to in the Prospectus), free and clear of all liens, encumbrances and claims which may materially interfere with the use thereof or have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

                  (k) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject or which is pending or, to the knowledge of the Company, contemplated against the Company or any of its subsidiaries which might result in any material adverse change in the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

                  (l) Neither the Company nor any of its subsidiaries is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject which might have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

                  (m) All licenses, permits or registrations required for the business of the Company and each of its subsidiaries, as presently conducted and proposed to be conducted, under any federal, state or local laws, regulations or ordinances (including those related to consumer protection, protection of the environment and regulation of franchising) have been obtained or made, other than any such licenses, permits or registrations, the failure of which to obtain or make, either individually or in the aggregate, would not have a material adverse effect, the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, and each of the Company and its subsidiaries is in compliance with all such licenses, permits or registrations.
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                  (n)      Except as disclosed in the Prospectus, the Company
         and its subsidiaries comply in all material respects with all Environmental Laws (as defined below) (except to the extent that failure to comply with such Environmental Laws could not have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole). Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is the subject of any pending or threatened federal, state or local investigation evaluating whether any remedial action by the Company or any of its subsidiaries is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the Company's or any of its subsidiaries' business properties or assets or is in contravention of any Environmental Law that could have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice or claim, nor are there pending or threatened lawsuits against them, with respect to violations of any Environmental Law or in connection with any release of any Hazardous Material into the environment that, in the aggregate, if the subject of any unfavorable decision, ruling or finding, could have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. As used herein, "Environmental Laws" means any federal, state or local law, regulation, permit, rule or order of any governmental authority, administrative body or court applicable to the Company's or any of its subsidiaries' business operations or the ownership or possession of any of their properties or assets relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws.

                  (o) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement, or, except as described in the Prospectus or Schedule B to the Terms Agreement, to require the Company to file any other registration under the Securities Act (other than a registration statement on Form S-8) with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                  (p) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement.

                  (q) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus and which is not so described.

                  (r) The Company is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the United States Investment Company Act of 1940, as amended and the rules and regulations thereunder (collectively, the "Investment Company Act").
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                  (s)      The Company has all of the requisite corporate power
         and authority to execute, issue and deliver the Securities and to incur and perform its obligations provided for therein; the Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Terms Agreement, the Indenture and the Supplemental Indenture and delivered to and paid for by the Underwriters as provided for in this Agreement, will have been duly executed, authenticated (assuming due authentication by the Trustee), issued and delivered and will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and the Supplemental Indenture and enforceable against the Company in accordance with their terms; and the Securities conform in all material respects to the description thereof contained in the Prospectus.

                  (t) The Company has all of the requisite corporate power and authority to execute and deliver the Indenture and the Supplemental Indenture and to perform its obligations provided for therein; the Indenture has been duly authorized by the Company and has been duly qualified under the Trust Indenture Act, will be substantially in the form heretofore delivered to the Representatives and, upon due execution and delivery by the Company, and assuming due execution and delivery by the Trustee, will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms; and each of the Indenture and the Supplemental Indenture conforms in all material respects to the description thereof contained in the Prospectus.

                  3. Purchase and Offering of the Securities by the Underwriters. The obligation of the Underwriters to purchase the Securities will be evidenced by an exchange of a telegram, telex or other written communications ("Terms Agreement") at each time the Company determines to sell the Securities. Each Terms Agreement will be in the form of Annex II attached hereto and will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and certain terms of the Securities and whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below). The Terms Agreement will also specify the time and date of delivery and payment (such time and date being herein and in the Terms Agreement referred to as the "Closing Date"), the place of delivery and payment and any details of the terms of public offering that should be reflected in the Prospectus Supplement relating to the offering of the Securities. The obligations of the Underwriters to purchase the Securities will be several and not joint. It is understood that the Underwriters propose to offer the Securities for sale as set forth in the Prospectus. Securities delivered to the Underwriters on the Closing Date will be in fully registered form, in such denominations and registered in such names as the Underwriters may request.

                  If the Terms Agreement provides for sales of Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto ("Delayed Delivery Contract") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be made only with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee set forth in such Terms Agreement in respect of the amount of Securities to be sold pursuant to Delayed Delivery contracts ("Contract Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts.
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If the Company executes and delivers Delayed Delivery Contracts, the Contract
Securities will be deducted from the Securities to be purchased by the several Underwriters and the aggregate amount of Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the amount of Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that the Representatives determine that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Representatives not later than the business day prior to the Closing Date of the amount of Contract Securities.

                  4. Covenants of the Company. The Company agrees:

                  (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus, including the Prospectus Supplement, pursuant to Rule 424(b) within the time period prescribed by the Rules and Regulations; to notify the Representatives, promptly after it receives notice, of the time when the Registration Statement or any amendment thereto becomes effective or promptly after the filing of any supplement or amendment to the Prospectus (other than any Incorporated Document or any amendment or supplement relating to an offering of securities other than the Securities) and to furnish the Representatives with copies thereof; to notify the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all exhibits filed therewith;

                  (c) To furnish promptly to each of the Representatives copies of the Registration Statement, including all exhibits, any Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as are reasonably requested;

                  (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may be required by the Securities Act, in the reasonable judgment of the Company or the Representatives, or requested by the Commission;

                  (e) Prior to filing with the Commission any (i) amendment to the Registration Statement or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations (other than any Incorporated Document or any amendment or supplement relating to an offering of securities other than the Securities), to furnish a copy thereof to the Representatives and counsel for the Underwriters;
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                  (f)      As soon as practicable but no later than 16 months
         after the date of each Terms Agreement, to make generally available to its security holders an earning statement of the Company and its subsidiaries conforming with the requirements of Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158) covering a period of at least twelve months beginning on the first day of the first fiscal quarter of the Company commencing after the later of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement;

                  (g) During the period, if any, specified in the Terms Agreement after the date of such Terms Agreement, to furnish to the Representatives copies of all materials furnished by the Company to its public securityholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the securities of the Company may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                  (h) Prompt from time to time, to take such action as the Representatives reasonably may request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

                  (i) Until the date set forth in the Terms Agreement, the Company will not:

                           (i) without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securities) that mature more than one year after the Closing Date and that are publicly offered to investors or offered to investors in reliance upon Rule 144A under the Securities Act, or

                           (ii) without notifying the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the securities described in the preceding clause (i));

         provided, however, that the foregoing covenant shall not apply to (A) any notes sold under the Company's shelf registration statement (file no. 333-1195), originally filed with the Commission on February 26, 1996, and (B) any sale and leaseback financing with respect to rental trucks, trailers and related equipment used by the Company in its operations.

                  (j) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in

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         business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                  (k) The Company shall take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act.

                  5. Expenses. Whether or not this Agreement becomes effective or is terminated or the sale of the Securities to the Underwriters is consummated, the Company shall pay or cause to be paid (A) all expenses (including any associated taxes) incurred in connection with the authorization, issuance, sale and delivery to the several Underwriters of the Securities, (B) all fees and expenses (including, without limitation, fees and expenses of the Company's accountants and counsel, but excluding fees and expenses of counsel for the Underwriters except as set forth in clauses (C) and (D) below or as otherwise agreed to by the Company) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), any Preliminary Prospectus, the Prospectus and any amendments or supplements thereto and any documents incorporated by reference into any of the foregoing and the printing, delivery and shipping of this Agreement and other underwriting documents, including, but not limited to, Underwriters' Questionnaires, Underwriters' Powers of Attorney, Blue Sky Memoranda, Agreements Among Underwriters and Selected Dealer Agreements and any legal investment survey, (C) all filing fees and fees and disbursements of counsel to the Underwriters incurred in connection with the qualification of the Securities under state securities laws as provided in Section 4(h) hereof, (D) the filing fee of the National Association of Securities Dealers, Inc., if any, and fees and disbursements of counsel to the Underwriters in connection with any application to, and any review of the offering of the Securities conducted by, the National Association of Securities Dealers, Inc., including the preparation of materials therefor, (E) any applicable listing or other fees, (F) the cost and charges of the Trustee and any transfer agent or registrar, (G) any fees payable to rating agencies in connection with the rating of the Securities and (H) all other costs and expenses incident to the performance of its obligations hereunder and under any Delayed Delivery Contracts for which provision is not otherwise made in this Section. It is understood, however, that, except as provided in this Section 5 and Section 10 hereof, each of the Underwriters shall pay all of its own costs and expenses, including the fees of its counsel (except as set forth in clauses
(C) and (D) above or as otherwise agreed to by the Company) and any advertising expenses incurred in connection with any offers it may make.

                  6. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and at the time of delivery of any Securities pursuant to a Terms Agreement, of the representations and warranties of the Company contained in this Agreement, to the performance by the Company of its obligations under this Agreement, and to each of the following additional terms and conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 12:00 noon New York City time on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Terms Agreement, the Indenture, the Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the Terms Agreement and the transactions contemplated hereby and thereby shall be satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (d) The Company shall have furnished to the Representatives the opinion of Snell & Wilmer L.L.P., counsel for the Company, dated the Closing Date, to the effect that:

                       (i) each of the Company, Oxford Life Insurance Company,
                  an Arizona corporation, and Republic Western Insurance Company, an Arizona corporation, has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada or the State of Arizona, as the case may be, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus and to carry out the transactions contemplated hereunder, and each of the Nevada Subsidiaries (as hereinafter defined) is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of Arizona;

                      (ii) the Company's authorized, issued and outstanding
                  capital stock is as set forth in the Prospectus; the Securities conform to the description thereof contained in the Prospectus; and, if the Securities are to be listed on any securities exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities with such securities exchange and such counsel has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

                     (iii) each of the Indenture and the Supplemental Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act, and each constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except that
                  (a) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Terms Agreement, the Indenture and the Supplemental Indenture and delivered to and paid for by the Underwriters pursuant to the Terms Agreement and this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and the Supplemental Indenture, except that (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought;

                      (iv) to the best knowledge of such counsel, there is no
                  franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                       (v) the Registration Statement has become effective under
                  the Securities Act; any required filing of the Basic Prospectus, any Preliminary Prospectus and the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus (other than with respect to financial statements and other financial and statistical information as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement (other than with respect to financial statements and other financial and statistical information as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than with respect to financial statements and other financial and statistical information as to which such counsel need express no opinion) at its date or at the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                     (vi) this Agreement, the Terms Agreement and any Delayed
                  Delivery Contracts have been duly authorized, executed and delivered by the Company;

                     (vii) no consent, approval, authorization or order of any
                  court or governmental agency or body is required for the consummation of the transactions contemplated herein or in the Terms Agreement or any Delayed Delivery Contracts, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                    (viii) neither the execution and delivery of the Indenture or the Supplemental Indenture or the issuance and sale of the Securities nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof or of the Terms Agreement or any Delayed Delivery Contracts, will (a) conflict with the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries or (b) result in a breach or violation of or constitute a default under any law or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries, except (with regard to clause (b)) for such breaches, violations or defaults as would not have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole;

                    (ix) each of the Indenture and the Supplemental Indenture
                  conforms in all material respects to the descriptions thereof contained in the Prospectus;

                     (x) an Arizona court would give effect to the choice
                  of New York law in the Indenture and the Supplemental Indenture; and

                    (xi) the Company is not, and is not directly or indirectly controlled by, or acting on behalf of any person or entity which is, an "investment company" within the meaning of the Investment Company Act.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Arizona, the State of Nevada or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters, (B) as to matters involving the application of the laws of the State of Nevada upon the opinion delivered pursuant to Section 5(e) hereof and, (C) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. Such counsel may assume, for the purposes of such opinion and without investigation, that the substantive laws of the State of New York do not materially differ from the substantive laws of the State of Arizona, and such counsel need express no opinion as to the laws of New York or their applicability to the matters covered by such opinion. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (e) You shall have received on the Closing Date an opinion, addressed to Snell & Wilmer L.L.P. and the Representatives, of Lionel, Sawyer & Collins, counsel for the Company, dated the Closing Date, to the effect that:

                       (i) each of the Company, Amerco Real Estate Company, a
                  Nevada corporation, U- Haul International, Inc., a Nevada corporation, Ponderosa Holdings, Inc., a Nevada corporation, and U-Haul Leasing and Sales Co., a Nevada corporation (together, the "Nevada Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus and to carry out the transactions contemplated hereunder and in the Prospectus;

                      (ii) each of the Indenture and the Supplemental Indenture
                  has been duly authorized, executed and delivered by the Company and (assuming, in reliance upon the opinion delivered pursuant to Section 5(g) hereof, that each of the Indenture and the Supplemental Indenture is a legal, valid and binding instrument enforceable against all parties thereto under the laws of New York) constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except that (a) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Terms Agreement, the Indenture and the Supplemental Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company (assuming, in reliance upon the opinion delivered pursuant to Section 5(g) hereof, that each of the Securities and Contract Securities is a legal, valid and binding instrument enforceable against all parties thereto under the laws of New York), except that (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought;

                     (iii) no consent, approval, authorization or order of any
                  court or governmental agency or body of the State of Nevada is required for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the

                  Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                      (iv) neither the execution and delivery of the Indenture
                  or the Supplemental Indenture or the issuance and sale of the Securities nor the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof or of the Term Agreement or any Delayed Delivery Contracts will conflict with, result in a breach or violation of or constitute a default under any law or the articles or certificate of incorporation or by-laws of the Company or any of the Nevada Subsidiaries or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument known to such counsel and to which the Company or any of the Nevada Subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of the Nevada Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Nevada Subsidiaries; and

                       (v) A Nevada court would give effect to the choice of New
                  York law in the Indenture and the Supplemental Indenture.

                           As used therein, the phrase "known to counsel" shall mean only such actual knowledge as such counsel has obtained from consultation with attorneys presently in its firm from whom it has determined are likely, in the ordinary course of their respective duties, to have knowledge of the matters covered by such opinions. Except as expressly provided otherwise therein, it has not conducted any other investigation or review in connection with the opinions rendered therein, including without limitation a review of any of its files or the files of the Company or the Nevada Subsidiaries.

                           Such counsel may further assume information as to certain contacts between the jurisdictions of New York and the transactions contemplated by the Securities, Contract Securities, Indenture and Supplemental Indenture, including the following:

                                    (a)      substantial negotiations relating
                           to such transactions have taken place in the State of New York,

                                    (b)      the Company is executing and
                           delivering the Securities, Contract Securities, Indenture and Supplemental Indenture in New York in connection with the restructuring of certain of its indebtedness and for certain other lawful and authorized ends,

                                    (c)      the Company's financial advisor, as
                           well as the external counsel representing the Representatives in connection with such transactions, have their principal offices in the State of New York, and negotiations in connection with such transactions have taken place in certain of their offices, including such offices in New York, and

                                    (d)      many of the Representatives are
                           located in the State of New York.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Nevada or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters, (B) as to matters involving the laws of the State of Arizona, upon the opinion delivered pursuant to Section 5(d) hereof, (C) as to matters involving the laws of the State of New York, upon the opinion delivered pursuant to Section 5(g) hereof and,
         (D) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

                  (f) You shall have received on the Closing Date an opinion (addressed to the Representatives) of Gary V. Klinefelter, Secretary and General Counsel of the Company, dated the Closing Date to the effect that:

                           (i) each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

                           (ii) all the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances;

                           (iii) there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                           (iv) neither the execution and delivery of the Indenture or the Supplemental Indenture or the issuance and sale of the Securities nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof or of any Delayed Delivery Contracts, will conflict with, result in a breach or violation of or constitute a default under any law or the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

                           (v) to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) at its date or at the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (g) The Representatives shall have received from Milbank, Tweed, Hadley & McCloy, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Supplemental Indenture, any Delayed Delivery Contracts, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (h) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), results of operations, assets, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (i) At the Execution Time and on the Closing Date, the Company shall furnish a letter addressed to the Representatives, in form and substance satisfactory to the Representatives, from Price Waterhouse LLP, independent public accountants, containing the statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company contained or incorporated by reference into the Registration Statement and the Prospectus.

                  (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph
         (g) of this Section 5 or (ii) any change in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgement of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (k) Prior to such time, none of the following shall have occurred: (i) trading in the Company's Common Stock shall have been suspended by the Commission or the National Association of Securities Dealers Automated Quotation National Market System or trading in the Company's Series A 8 1/2% Preferred Stock shall have been suspended by the Commission or the New York Stock Exchange, or trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation National Market System shall have been suspended or limited or minimum prices shall have been established on either such Exchange or Market System, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crises the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

                  (l) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (m) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

                  7.       Indemnification and Contribution

                  (a) The Company shall indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Underwriter or controlling person may become subject, under th Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter, the directors, officers, employees and agents of each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein (which information shall be determined as set forth in Section 7(b)); and provided further, that as to any Preliminary Prospectus or supplement thereto this indemnity agreement shall not inure to the benefit of any Underwriter, the directors, officers, employees and agents of each Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus or supplement thereto was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 4(c). For purposes of the second proviso to the immediately preceding sentence, the term Prospectus shall not be deemed to include the documents incorporated by reference therein, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in a Preliminary

         Prospectus or supplement thereto or the Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any controlling person of that Underwriter.

                  (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The Company acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and the Representatives confirm that such statements are correct. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

                  (c) Promptly after receipt by an indemnified party under this
         Section 7 of notice of any claim or the commencement of any action, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, the indemnified party shall notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 7, if, in the reasonable judgment of the Representatives, if there are legal defenses available to them which are different from or in addition to those available to such indemnifying party (it being understood that the Company shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (other than local counsel which shall be engaged for purposes of appearing with such counsel in such jurisdictions in which such firm of attorneys is not licensed to practice)), and in that event the fees and expenses of such separate counsel shall be paid by the Company. Anything in this Section 7(c) to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent.

                  (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein (other than by reason of the failure to give notice, as provided in the first sentence of Section 7(c)), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
         (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
         Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this
         Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
         The Underwriters' obligations to contribute as provided in this
         Section 7(d) are several in proportion to their respective underwriting obligations and not joint.

                  (e) The Underwriters severally confirm that the statements with respect to the public offering of the Securities set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

                  (f) The agreements contained in Sections 4(f), 4(g), 5 and this Section 7 and the representations and warranties of the Company in
         Section 2 (as made as of the date of this Agreement) shall survive the delivery of the Securities and shall remain in full force and effect, regardless of any termination or cancellation of the Terms Agreement incorporating the terms of this Agreement or any investigation made by or on behalf of any indemnified party.

                  8. Defaulting Underwriters. If any Underwriter defaults in the performance of its obligations under a Terms Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the number of shares or principal amount of Securities set opposite the name of each remaining non-defaulting Underwriter in Schedule A to the Terms Agreement bears to the total number of shares or principal amount of the Securities set opposite the names of all the remaining non-defaulting Underwriters in Schedule A to the Terms Agreement; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any Securities on the Closing Date if the aggregate number of shares or principal amount of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares or principal amount of the Securities, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares or principal amount of Securities set forth opposite its name on Schedule A to the Terms Agreement. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the number of shares or principal amount which the defaulting Underwriter or Underwriters agreed but failed to purchase, the Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 5 and 10.

                  Nothing contained herein shall relive a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or any supplement thereto or in any other document or arrangement.

                  9. Effective Date and Termination. The obligations of the Underwriters under the Terms Agreement may be terminated by the Representatives by notice given to and received by the Company prior to delivery of any payment for the Securities if, prior to that time, the events described in any of
Section 6(k), 6(j) or 6(l) shall have occurred.

                  10. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Securities for delivery to the Underwriters for any reason permitted under this Agreement or the Terms Agreement or (b) the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement or the Terms Agreement (including the termination of the Terms Agreement pursuant to Section 9), the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with the Terms Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Representatives. If the Terms Agreement is terminated pursuant to Section 8 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any Underwriter on account of those expenses.

                  11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing and shall be deemed duly given if mailed or terminated by any standard form of telecommunication. Such notices shall be directed as follows:

                  (a) if to the Underwriters, to their addresses furnished to the Company in writing for the purpose of communications hereunder;

                  (b) if to the Company, to the address of the Company set forth in the Registration Statement, Attention: General Counsel;

provided, however, that any notice to an Underwriter pursuant to Section 7(c) shall be given to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

                  12. Persons Entitled to Benefit of Agreement. The Terms Agreement (including the provisions of this Agreement) shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. The Terms Agreement (including the provisions of this Agreement) are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement also shall be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions contained in this Agreement. No purchaser of Securities from any Underwriter shall be deemed to be a successor solely by reason of such purchase.

                  13. Certain Definitions. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange is open for trading, and "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

                  14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York (without giving effect to the principles of choice of law).

                  15. Counterparts. The Terms Agreement may be executed in counterparts and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  16. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                                                                       ANNEX I

[Three copies of this Delayed Delivery Contract should be signed and returned to the address shown below so as to arrive not later than 9:00 A.M., New York time, on _______________, 19__*.]

                            DELAYED DELIVERY CONTRACT

                                                       [Insert date of initial
                                                           public offering]
AMERCO
c/o      [Name of Underwriter[s]]
         [Address]

Ladies and Gentlemen:

                  The undersigned hereby agrees to purchase from AMERCO, a Delaware corporation ("Company"), and the Company agrees to sell to the undersigned, [If one delayed closing, insert--as of the date hereof, for delivery on _______________, 19__ ("Delivery Date"),]

                  [$]_____________________________


principal amount of the Company's [Insert title of securities] ("Securities"), offered by the Company's Prospectus dated _______________, 19__ and a Prospectus Supplement dated ______, 19__, relating thereto, receipt of copies of which is hereby acknowledged, at ___% of the principal amount thereof plus accrued interest from _______________, 19__, if any, and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").

         [If two or more delayed closings, insert the following:

                  The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the principal amounts set forth below:

Delivery Date                                        Principal Amount

_________________                                    [$]_________________

_________________                                    [$]_________________

Each of such delivery dates is hereinafter referred to as a "Delivery Date".]

                  Payment for the Securities that the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to the Company or its order by certified or official bank check in [New York Clearing House (next day)] funds at the office of _______________ at 10:00 a.m. on the Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on such Delivery Date in definitive fully registered form and in such denominations and
______________
* Insert date which is third full business day prior to Closing Date under the Terms Agreement.

registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to such Delivery Date.

                  It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on [the] [each] Delivery Date shall be subject only to the conditions that (i) investment in the Securities shall not at such Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total principal amount of the Securities less the principal amount thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

                  Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below, notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

                  This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                  It is undersigned that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a "first-come, first-served" basis. If this Contract is acceptable to the Company, it is requested that the Company sign in the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                      Yours very truly,

                                      ____________________________
                                           (Name of Purchaser)

                                      By__________________________
                                           (Title of Signatory)

                                      ____________________________

                                      ____________________________
                                           (Address of Purchaser)

Accepted as of the above date:

AMERCO

By________________________
  Name:
  Title:

                                                                      ANNEX II

                                     AMERCO
                                 (the "Company")

                                 Debt Securities

                                 TERMS AGREEMENT


                                                                        , 19__

AMERCO
1325 Automotive Way, Suite 100
Reno, Nevada  89502-3239
         Attention:  Chief Financial Officer

Ladies and Gentlemen:

                  [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we] [We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions of the Company attached hereto (the "Underwriting Agreement"), the following securities ("Securities") to be issued under an indenture, dated ______ ___, 19__, between the Company and _______________, as Trustee, on the following terms:

         Title:  [  %] [Floating Rate] [Senior] Notes Due _____

         Principal Amount:  [$]_________

         Interest: [ % per annum, from ______ ___, 19__, payable semiannually on ______ ___ and ______ ___, commencing _______ ___, 19__, to holders of record on the preceding ______ ___ or ______ ___, as the case may be.] [Zero coupon.]

         Maturity:  ______ ___, _____.

         Optional Redemption:

         Sinking Fund:

         Period Designated Pursuant to Section 4(g) of the Underwriting
         Agreement: _____ years.

         Period Designated Pursuant to Section 4(i) of the Underwriting
         Agreement: _____ days.

         [Conversion Provisions]:

         [Add any other terms.]

         Delayed Delivery Contracts: [None] [Delivery Date][s] shall be ______ ___, 19__. Underwriters' fee is ___% of the principal amount of the Contract Securities.]

         Purchase Price: ___% of principal amount, plus accrued interest [, if any,] from ______ ___, 19__.

         Expected Reoffering Price: ___% of principal amount, subject to change by the undersigned.

         Closing Date: ______ a.m. on ______ ___, 19__, at __________, in New
York Federal (same-day) funds.

         [Name and Address[es] of Representative[s]:]




The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

         [If appropriate, insert--It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule A hereto by the aggregate principal amount to be purchased by such additional Underwriters.]

         The significant subsidiaries (as defined in Rule 405 under the Securities Act of 1933) of the Company are as follows: ___________________.

         The provisions of the Underwriting Agreement are incorporated herein by reference [If appropriate, insert--, except that the obligations and agreements set forth in Section 8 ("Defaulting Underwriters") of the Underwriting Agreement shall not apply to the obligations of the Underwriters to purchase the above Securities].

         The Securities will be made available for checking and packaging at the office of _______________ at least 24 hours prior to the Closing Date.

         [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

         [Please signify your acceptance of the foregoing by return wire not later than _____ p.m. today.]

                           Very truly yours,

                           [Insert name(s) of Representatives or Underwriters] [, on behalf of [themselves] [itself] and as Representative[s] of the Several] [As] Underwriter[s]

                           [By [Name of Representative]]

                                            By____________________________
                                              Name:
                                              Title:

                                   SCHEDULE A


                                                       Principal
Underwriter                                              Amount
- -----------                                            ---------




                                                       ---------
         Total.......................................[$]

                                   SCHEDULE B

                                   SCHEDULE C

To:      [Insert name(s) of Representatives          or Underwriters],
         As [Representative[s] of the Several] Underwriter[s]
         [c/o [Name of Representative]]


         We accept the offer contained in your [letter] [wire], dated ______ ___, 19__, relating to [$]_______ principal amount of our [insert title of Securities] (the "Terms Agreement"). We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned contained in Section 2 of the Underwriting Agreement -- Basic Provisions of the Company referred to in the Terms Agreement (together with the Terms Agreement, the "Underwriting Agreement"), are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been (or in the case of a form of prospectus filed pursuant to Rule 424(b)(2) or (5) there will be, as of the date of such prospectus) no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries except as set forth in or contemplated by the Prospectus.


                                             Very truly yours,

                                             AMERCO


                                             By____________________________
                                               Name:
                                               Title:

                                      II-5